                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14 (a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to ss. 240.14a-12

                          COMMUNITY HEALTH SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No Fee Required
/ /        Fee computed on table below per Exchange Act Rules 14a-6 (i) (1)
           and 0-11.
           1.   Title of each class of securities to which transaction
                applies:
                ------------------------------------------------------------
           2.   Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           3.   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           4.   Proposed maximum aggregate value transaction:
                ------------------------------------------------------------
           5.   Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

           1.   Amount previously paid:
                ------------------------------------------------------------
           2.   Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           3.   Filing Party:
                ------------------------------------------------------------
           4.   Date Filed:
                ------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001

To Our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of Community Health Systems, Inc. will be held on Tuesday, May 22, 2001 at 8:30 A.M. (Eastern Daylight Time) at the J.P. Morgan, Chase & Co. Building, 11th Floor Room C, located at 270 Park Avenue, New York, New York 10017, to consider and act upon the following matters:

    1.  Electing four (4) Class I Directors

    2. Ratifying the appointment of Deloitte & Touche LLP as independent accountants for our year ending December 31, 2001; and

    3. Transacting such other business as may properly come before the Meeting or any adjournment thereof.

    The close of business on April 3, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

    YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                          By Order of the Board of Directors,

                                          /s/ Rachel A. Seifert

                                          Rachel A. Seifert
                                          Senior Vice President, Secretary and
                                          General Counsel

Brentwood, Tennessee
April 10, 2001

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         COMMUNITY HEALTH SYSTEMS, INC.
                               155 FRANKLIN ROAD
                              BRENTWOOD, TN 37027
                                PROXY STATEMENT

                                                                  April 10, 2001

INTRODUCTION

    The enclosed proxy is being solicited by the Board of Directors of Community Health Systems, Inc. (the "Company") for use in connection with the Annual Meeting of Stockholders to be held May 22, 2001 or any adjournment or postponement thereof.

    The record date with respect to this solicitation is April 3, 2001. All holders of record of our Common Stock as of the close of business on that date are entitled to vote at the meeting. As of that date the Company had 86,141,941 shares of common stock outstanding. Each share of stock is entitled to one vote. A proxy may be revoked by the stockholder at any time prior to its being voted at the meeting by giving written notification to the Company's Secretary, submitting another proxy with a more recent date, or voting in person at the meeting. Attendance at the Annual Meeting by a stockholder who has executed a proxy does not alone revoke the proxy. When a proxy in the form enclosed with this proxy statement is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If the proxy is properly executed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The presence, in person or by proxy, of the holders of a majority of outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

    The Company's Annual Report to Stockholders which includes our Form 10-K, containing financial statements reflecting the financial position and results of the operations of the Company for 2000, and this Proxy Statement are being mailed to stockholders on or about April 10, 2001. The Annual Report does not form part of the material for the solicitation of proxies.

                              GENERAL INFORMATION

    PROXY STATEMENT PROPOSALS. Each year the Board of Directors will submit to the stockholders at the annual meeting its nominations for election of directors. In addition, the stockholders are required to ratify the selection of our independent accountants. Other proposals may be submitted by the Board of Directors or stockholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a stockholder for inclusion in the 2002 Annual Meeting Proxy Statement must be received by the Company in the manner and by the deadline described later in this proxy statement.

    STOCKHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS. The Nominating Committee recommends to the Board of Directors nominees for election as directors at the annual meeting. Any such nominations may be made by stockholders of record provided that they are received by the Secretary of the Company in the manner and by the deadline described in the Company's by-laws and described later in this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of April 3, 2001, the record date of the meeting, except as otherwise footnoted, with respect to ownership of our common stock by:

    - each person known by us to be a beneficial owner of more than 5% of our Company's common stock;

    - each of our Directors;

    - each of our Executive Officers named in the summary compensation table on page 8; and

    - all of our Directors and Executive Officers as a group.

    Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

                                                                SHARES BENEFICIALLY
                                                                     OWNED (1)
                                                              ------------------------
NAME                                                            NUMBER        PERCENT
----                                                          ----------      --------
5% STOCKHOLDERS:

Forstmann Little & Co. Equity Partnership-V, L.P.(2)........  26,911,990        31.3%
Forstmann Little & Co. Subordinated Debt and Equity
  Management
  Buyout Partnership-VI, L.P.(2)............................  19,222,748        22.3%
DIRECTORS:
Sheila P. Burke.............................................      29,940(3)        *
Robert J. Dole..............................................      25,681(4)        *
J. Anthony Forstmann(2).....................................     106,981(5)        *
Theodore J. Forstmann(2)....................................  46,134,738        53.6%
Dale F. Frey(2).............................................      25,681(6)        *
Sandra J. Horbach(2)........................................  46,134,738        53.6%
Thomas H. Lister(2).........................................  26,911,990        31.3%
Michael A. Miles(2).........................................      99,908(7)        *
Samuel A. Nunn(2)...........................................      25,681(8)        *
Wayne T. Smith..............................................     831,551(9)        *
OTHER NAMED EXECUTIVE OFFICERS:
W. Larry Cash...............................................     385,325(10)       *
David L. Miller.............................................     179,442(11)       *
Gary D. Newsome.............................................     147,032(12)       *
Michael T. Portacci.........................................     178,916(13)       *
All Directors and Executive Officers as a Group (19
  persons)..................................................  48,267,124(14)    54.8%

------------------------
*   Less than 1%.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock when such person or persons has the right to acquire them within 60 days after the date of this proxy statement. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after the date of this proxy statement is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The general partner of Forstmann Little & Co. Equity Partnership-V, L.P., a Delaware limited partnership ("Equity-V"), is FLC XXX Partnership, L.P. a New York limited partnership of which Theodore J. Forstmann, Sandra J. Horbach, Thomas H. Lister, Winston W. Hutchins, and Tywana LLC (a North Carolina limited liability company having its principal business office at 2012 North Tryon Street, Suite 2450, Charlotte, N.C. 28202) are general partners. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P., a Delaware limited partnership ("MBO-VI"), is FLC XXIX Partnership, L.P., a New York limited partnership of which Theodore J. Forstmann, Sandra J. Horbach, Thomas H. Lister, Winston W. Hutchins, Erskine B. Bowles, Tywana LLC and Jamie C. Nicholls are general partners. Accordingly, each of the individuals named above, other than Mr. Lister, Mr. Bowles and Ms. Nicholls, with respect to MBO-VI, and Tywana LLC, with respect to Equity-V and MBO-VI, for the reasons described below, may be deemed the beneficial owners of shares owned by MBO-VI and Equity-V and, for purposes of this table, beneficial ownership is included. Mr. Lister, Mr. Bowles and Ms. Nicholls, with respect to MBO-VI, and Tywana LLC, with respect to Equity-V and MBO-VI, do not have any voting or investment power with respect to, or any economic interest in, the shares of common stock of the company held by MBO-VI or Equity-V; and, accordingly, Mr. Lister, Mr. Bowles, Tywana LLC and Ms. Nicholls are not deemed to be the beneficial owners of these shares. Theodore J. Forstmann and J. Anthony Forstmann are brothers. Messrs. Frey, Miles and Nunn are members of the Forstmann Little Advisory Board and, as such, have economic interests in the Forstmann Little partnerships. FLC XXX Partnership is a limited partner of Equity-V. Each of Messrs. J. Anthony Forstmann and Michael A. Miles is a special limited partner in one of the Forstmann Little partnerships. None of the other limited partners in each of MBO-VI and Equity-V is otherwise affiliated with Community Health Systems. The address of Equity-V and MBO-VI is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153.

(3) Includes 29,940 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(4) Includes 25,681 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(5) Includes 29,940 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement. The remaining shares are held through a limited partnership interest in the Forstmann Little partnerships.

(6) Includes 25,681 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(7) Includes 41,916 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement. The remaining shares are held through a limited partnership interest in the Forstmann Little partnerships.

(8) Includes 25,681 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(9) Includes 333,330 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(10) Includes 233,331 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(11) Includes 103,445 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(12) Includes 103,445 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(13) Includes 106,725 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

(14) Includes 1,484,798 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this proxy statement.

                   PROPOSAL 1--ELECTION OF CLASS I DIRECTORS

    Our certificate of incorporation provides for a classified board of directors consisting of three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire board. Beginning in 2001, at each annual meeting of stockholders, successors to the class of directors whose term expires at that Annual Meeting will be elected for a three-year term and until their respective successors are elected and qualified. A director may only be removed with cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote in the election of directors. The Forstmann Little partnerships have a contractual right to elect two directors until they no longer own any shares of our common stock.

    Upon the recommendation of the Nominating Committee, the following four
(4) directors are nominated for election to serve as Class I Directors for a term of three (3) years and until their respective successors are elected and qualify. Robert J. Dole, J. Anthony Forstmann, Harvey Klein, M.D. and W. Larry Cash are the nominees for Class I Directors. Messrs. Dole and Forstmann's current terms expire at the annual meeting. If any of the nominees are unable to serve or refuse to serve as directors, an event which the Board does not anticipate, the proxies will be voted in favor of such other person(s), if any, as the Board of Directors may designate.

NAME                                  AGE      POSITION
----                                --------   --------
Robert J. Dole....................     77      Director (Class I)
J. Anthony Forstmann..............     62      Director (Class 1)
Harvey Klein, M.D.................     63      Director (Class 1)
W. Larry Cash.....................     52      Director (Class 1)

    ROBERT J. DOLE has been a director since 1997. He was a U. S. Senator from 1969 to 1996, during which time he served as Senate majority leader, minority leader and chairman of the Senate Finance Committee. Mr. Dole was also a U.S. Representative from 1960 to 1968. He has been a special counsel with Verner, Liipfert, Bernhard, McPherson and Hand since 1997. He is also a director of TB Wood's Corp.

    J. ANTHONY FORSTMANN has been a director since 1996. He has been a Managing Director of J.A. Forstmann & Co., a merchant banking firm, since October 1987. Mr. Forstmann was President of The National Registry Inc. from October 1991 to August 1993 and from September 1994 to March 1995 and Chief Executive Officer from October 1991 to August 1993 and from September 1994 to December 1995. In 1968, he co-founded Forstmann-Leff Associates, an institutional money management firm with $6 billion in assets. He is also a special limited partner of one of the Forstmann Little partnerships. He is the brother of Theodore J. Forstmann.

    HARVEY KLEIN, M.D. has been an Attending Physician at The New York Hospital since 1992. Dr. Klein serves as the William S. Paley Professor of Clinical Medicine at Cornell University Medical College, a position he has held since 1992. He also has been a Member of the Board of Overseers of Weill Medical College of Cornell University since 1997. Dr. Klein is a member of the American Board of Internal Medicine and American Board of Internal Medicine, Gastroenterology.

    W. LARRY CASH serves as the Executive Vice President and Chief Financial Officer, a position he has held since joining the Company in 1997. Prior to joining Community Health Systems, he served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996.

    The remaining incumbent directors, whose terms of office have not expired, are as follows:

NAME                                  AGE      POSITION
----                                --------   --------
Wayne T. Smith....................     55      Chairman of the Board, President
                                               and Chief Executive Officer and
                                               Director (Class III)
Sheila P. Burke...................     50      Director (Class III)
Theodore J. Forstmann.............     61      Director (Class III)
Dale F. Frey......................     68      Director (Class II)
Sandra J. Horbach.................     40      Director (Class II)
Thomas H. Lister..................     37      Director (Class III)
Michael A. Miles..................     61      Director (Class II)

    WAYNE T. SMITH joined us in January 1997 as President. In April 1997 we also named him our Chief Executive Officer and a member of the Board of Directors and in February 2001 the Board of Directors elected him Chairman of the Board. Prior to joining us, Mr. Smith spent 23 years at Humana Inc., most recently as President and Chief Operating Officer, and as a director, from 1993 to mid-1996. He is also a director of Almost Family.

    SHEILA P. BURKE has been a director since 1997. She has been the Under Secretary for American Museums and National Programs at the Smithsonian Institution since June 2000. Previously, she was Executive Dean of the John F. Kennedy School of Government, Harvard University from 1996 until June 2000. Previously in 1996, Ms. Burke was senior advisor to the Dole for President Campaign. From 1986 until June 1996, Ms. Burke served as the chief of staff to former Senator Robert Dole and, in that capacity, was actively involved in writing some of the healthcare legislation in effect today. She is a director of WellPoint Health Networks Inc. and The Chubb Corporation.

    THEODORE J. FORSTMANN has been a director since 1996. He has been a senior founding partner of Forstmann Little & Co., a leveraged buyout firm, L.P. since it was founded in 1978. He is also a director of The Yankee Candle
Company, Inc. and McLeodUSA Inc. He is the brother of J. Anthony Forstmann.

    DALE F. FREY has been a director since 1997. Mr. Frey currently is retired. From 1984 until 1997, Mr. Frey was the Chairman of the Board and President of General Electric Investment Corp. From 1980 until 1997, he was also Vice President of General Electric Company. Mr. Frey is also a director of Praxair, Inc., Roadway Express Inc., and Aftermarket Technology Corp.

    SANDRA J. HORBACH has been a director since 1996. She has been with Forstmann Little & Co. since 1987 and has served as a general partner since 1993. She is also a director of The Yankee Candle Company, Inc. and XO Communications, Inc.

    THOMAS H. LISTER has been a director since April 2000. He has been with Forstmann Little & Co. since 1993 and has served as a general partner since 1997. He also currently serves as a designated observer to the Board of Directors of McLeodUSA, Inc.

    MICHAEL A. MILES has been a director since 1997 and served as Chairman of the Board from March 1998 until February 2001. Mr. Miles currently is retired. Mr. Miles served as Chairman and Chief Executive Officer of Philip Morris Companies, Inc. from 1991 to 1994 and as Chairman and Chief Executive Officer of Kraft Foods, Inc. from 1989 - 1991. He is also a director of AMR Corporation, Dell Computer Corporation, Morgan Stanley Dean Witter & Co., Sears, Roebuck and Co., AOL Time Warner Inc., The Allstate Corporation, and the Interpublic Group of Companies. He is a special limited partner of one of the Forstmann Little partnerships.

REQUIRED VOTE

    The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the annual meeting is required to elect each of the Class I directors. Abstentions and broker non-votes in connection with the election of directors has no effect on such election since directors are elected by a plurality of the votes cast at the meeting.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

THE BOARD OF DIRECTORS

    OPERATION AND MEETINGS. The Board of Directors is responsible for broad corporate policy and the overall performance of the Company. Members of the Board are kept informed of the Company's business by various documents sent to them before each meeting and oral reports made to them during these meetings by the Company's Chairman and Chief Executive Officer and other corporate executives. They are advised of actions taken by the various committees of the Board of Directors. Directors have access to all books, records and reports, and members of management are available at all times to answer their questions.

    In 2000, the Board of Directors held three (3) regular meetings and three
(3) special meetings. Each director attended at least 75% of the Board meetings and meetings of the Board Committees on which he/she served.

    The Board of Directors has three standing committees: Executive, Compensation, and Audit and Compliance. The Executive Committee which is comprised of Theodore J. Forstmann, Sandra J. Horbach, Michael A. Miles, and Wayne T. Smith, has been delegated authority to exercise the Board of Directors powers over the management and business affairs of the Company. The Executive Committee did not formally meet outside of the regular Board of Directors meetings during 2000.

    The Compensation Committee is comprised of Michael A. Miles and J. Anthony Forstmann. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's senior management. The Compensation Committee held two (2) meetings during 2000. The Compensation Committee's report is set forth later in this proxy statement.

    The Audit and Compliance Committee is comprised of three independent directors (as independence is defined in Section 303.01 (B) of the NYSE Listed Company Manual). These directors are Sheila P. Burke, Dale F. Frey, and Michael
A. Miles. This committee meets periodically with the independent auditors and internal personnel to (i) consider the adequacy of internal accounting controls,
(ii) receive and review the recommendations of the independent auditors,
(iii) recommend the appointment of auditors, (iv) review the scope of the audit and compensation of the independent auditors, (v) review our consolidated financial statements, (vi) review our accounting policies and resolve potential conflicts of interest, and (vii) oversee the compliance activities of the Company. The Board has adopted a written charter for this committee, and a copy of the charter is included as an appendix to this proxy statement. The report of this committee is set forth later in this proxy statement. This Committee held three (3) meetings during 2000.

DIRECTOR COMPENSATION

    Directors who are neither our executive officers nor general partners in the Forstmann Little partnerships who beneficially own shares of our Common Stock have been granted options to purchase common stock in connection with their election to our board of directors. Directors do not receive any fees for serving on our board, but are reimbursed for their out-of -pocket expenses arising from attendance at meetings of the board and committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee of our board of directors are: Michael A. Miles and J. Anthony Forstmann. None of the members of the Compensation Committee are current or former executive officers or employees of us or any subsidiaries. Theodore J. Forstmann, Sandra J. Horbach and Thomas H. Lister are general partners in partnerships affiliated with the Forstmann Little partnerships which own shares of our Common Stock.

EXECUTIVE OFFICERS

    The following sets forth information regarding our executive officers as of March 31, 2001. Unless otherwise indicated, each of our executive officers holds an identical position with CHS/Community Health Systems, Inc., our wholly-owned subsidiary:

NAME                                          AGE                       POSITION
----                                        --------   -------------------------------------------
Wayne T. Smith............................     55      Chairman of the Board, President and Chief
                                                         Executive Officer and Director (Class
                                                         III)
W. Larry Cash.............................     52      Executive Vice President and Chief
                                                       Financial Officer
David L. Miller...........................     52      Senior Vice President -- Group Operations
Gary D. Newsome...........................     43      Senior Vice President -- Group Operations
Michael T. Portacci.......................     42      Senior Vice President -- Group Operations
John A. Fromhold..........................     47      Vice President -- Group Operations
Martin G. Schweinhart.....................     46      Senior Vice President -- Operations
Rachel A. Seifert.........................     41      Senior Vice President, Secretary and
                                                       General Counsel
T. Mark Buford............................     47      Vice President and Corporate Controller

    WAYNE T. SMITH. The principal occupation and employment experience of Mr. Smith during the last five years is set forth on page 5 above.

    W. LARRY CASH The principal occupation and employment experience of Mr. Cash during the last five years is set forth on page 4 above.

    DAVID L. MILLER serves as Senior Vice President--Group Operations.
Mr. Miller joined us in November 1997 as a Group Vice President, managing hospitals in Alabama, Florida, North Carolina, South Carolina, and Virginia. Prior to joining us, he served as a Divisional Vice President for Health Management Associates, Inc. from January 1996 to October 1997. From July 1994 to December 1995, Mr. Miller was the Chief Executive Officer of the Lake Norman Regional Medical Center in Mooresville, North Carolina, which is owned by Health Management Associates, Inc.

    GARY D. NEWSOME serves as Senior Vice President--Group Operations.
Mr. Newsome joined us in February 1998 as Group Vice President, managing hospitals in Arkansas, Kentucky, Louisiana, Mississippi, Wyoming, Pennsylvania, Tennessee, and Utah. Prior to joining us, he was a Divisional Vice President of Health Management Associates, Inc. in Medwest City, Oklahoma from January 1996 to February 1998. From January 1995 to January 1996, Mr. Newsome served as Assistant Vice President/ Operations and Group Operations Vice President responsible for facilities of Health Management Associates, Inc., in Oklahoma, Arkansas, Kentucky, and West Virginia.

    MICHAEL T. PORTACCI serves as Senior Vice President--Group Operations.
Mr. Portacci joined us in 1987 as a hospital administrator and became a Group Director in 1991. In 1994, he became Group Vice President, managing facilities in Arizona, California, Illinois, Missouri, New Mexico, and Texas.

    JOHN A. FROMHOLD serves as Vice President--Group Operations. Mr. Fromhold joined us in June 1998 as a Group Vice President, managing hospitals in Florida, Georgia, and Texas. Prior to joining us, he served as Chief Executive Officer of Columbia Medical Center of Arlington, Texas from 1995 to 1998.

    MARTIN G. SCHWEINHART serves as Senior Vice President--Operations.
Mr. Schweinhart joined us in June 1997 and has served as the Vice President Operations. From 1994 to 1997 he served as Chief Financial Officer of the Denver and Kentucky divisional markets of Columbia/HCA Healthcare Corporation. Prior to that time he spent 18 years with Humana Inc. and Columbia/HCA in various management capacities.

    RACHEL A. SEIFERT serves as Senior Vice President, Secretary and General Counsel. She joined us in January 1998 as Vice President, Secretary and General Counsel. From 1992 to 1997, she was Associate General Counsel of Columbia/HCA Healthcare Corporation and became Vice President-Legal Operations in 1994. Prior to joining Columbia/HCA in 1992, she was in private practice in Dallas, Texas.

    T. MARK BUFORD serves as Vice President and Corporate Controller. Mr. Buford has served as our Corporate Controller since 1986 and as Vice President since 1988.

EXECUTIVE COMPENSATION

    The following are presented below: (i) the Summary Compensation Table;
(ii) the Stock Option Tables and other Stock Option information; (iii) the Report of the Compensation Committee on Fiscal 2000 Executive Compensation;
(iv) the Corporate Performance Graph and (v) a description of employment arrangements.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information with respect to compensation for 2000 and 1999 paid by us for services to our Chief Executive Officer and our four other most highly paid executive officers during 2000 who were serving as executive officers at December 31, 2000.

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                             ANNUAL COMPENSATION                      AWARDS
                              --------------------------------------------------   ------------
                                                                    OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                    COMPENSATION    UNDERLYING    COMPENSATION
NAME AND POSITION               YEAR     SALARY ($)    BONUS ($)      ($) (1)      OPTIONS (#)        ($)
-----------------             --------   -----------   ----------   ------------   ------------   ------------
Wayne T. Smith..............    2000      $500,000      $450,000                     1,000,000       $24,171(2)
  President and Chief           1999       475,002       427,500                                      11,947(3)
  Executive Officer

W. Larry Cash...............    2000       400,000       325,000                       700,000        15,815(4)
  Executive Vice President      1999       375,000       318,750                                      10,764(5)
  and Chief Financial
  Officer

Michael T. Portacci.........    2000       223,000       213,545                       300,000         5,940(6)
  Group Vice President          1999       216,000       145,800                                       5,735(7)

David L. Miller.............    2000       245,000       149,175                       300,000         6,425(8)
  Group Vice President          1999       235,000       137,475                                       6,635(9)

Gary D. Newsome.............    2000       233,000       165,000                       300,000         5,311(10)
  Group Vice President          1999       216,000       163,080                                      32,352(11)

------------------------

(1) The amount of other annual compensation is not required to be reported since the aggregate amount of perquisites and other personal benefits was less than $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $5,512, employer matching contributions to the 401(k) plan of $3,401 and employer matching contributions to the deferred compensation plan of $15,258.

(3) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $4,822, employer matching contributions to the 401(k) plan of $2,400 and matching contributions to the deferred compensation plan of $4,725.

(4) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $4,337, employer matching contributions to the 401(k) plan of $3,401 and employer matching contributions to the deferred compensation plan of $8,077.

(5) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $5,139, employer matching contributions to the 401(k) plan of $2,400 and employer matching contributions to the deferred compensation plan of $3,225.

(6) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $2,539 and employer matching contributions to the 401(k) plan of $3,401.

(7) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $3,335 and employer matching contributions to the 401(k) plan of $2,400.

(8) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $3,453 and employer matching contributions to the 401(k) plan of $2,972.

(9) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $4,235 and employer matching contributions to the 401(k) plan of $2,400.

(10) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan of $2,802, employer matching contributions to the 401(k) plan of $2,408 and employer matching contributions to the Deferred Compensation plan of $101.

(11) Amount consists of additional long-term disability premiums and payments made to the Supplemental Survivors Accumulation Plan totaling $3,502, relocation expense reimbursement of $26,758 and employer matching contributions to the 401(k) plan of $2,092.

                              STOCK OPTION TABLES
                          OPTION GRANTS IN FISCAL 2000

    The following table sets forth information with respect to options to purchase common stock granted during 2000 under our stock option plans to the executive officers named in the Summary Compensation Table.

                                                     INDIVIDUAL GRANTS
                                     -------------------------------------------------
                                                   PERCENT OF
                                                     TOTAL                               POTENTIAL REALIZABLE VALUE AT
                                      NUMBER OF     OPTIONS                                  ASSUMED ANNUAL RATE OF
                                     SECURITIES    GRANTED TO                             STOCK PRICE APPRECIATION FOR
                                     UNDERLYING    EMPLOYEES    EXERCISE                          OPTION TERM
                                       OPTIONS     IN FISCAL      PRICE     EXPIRATION   ------------------------------
NAME                                 GRANTED (#)    YEAR (%)    ($/SHARE)      DATE         5% ($)          10% ($)
----                                 -----------   ----------   ---------   ----------   -------------   --------------
Wayne T. Smith.....................   1,000,000       26.0%      $13.00       6/8/10      $8,180,000      $20,720,000
W. Larry Cash......................     700,000       18.2        13.00       6/8/10       5,726,000       14,504,000
David L. Miller....................     300,000        7.8        13.00       6/8/10       2,454,000        6,216,000
Gary D. Newsome....................     300,000        7.8        13.00       6/8/10       2,454,000        6,216,000
Michael T. Portacci................     300,000        7.8        13.00       6/8/10       2,454,000        6,216,000

         AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END
                                 OPTION VALUES

    The following table sets forth the stock option values as of December 31, 2000 for these persons:

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                     SHARES                       OPTIONS AT FISCAL YEAR-       IN-THE-MONEY OPTIONS AT
                                    ACQUIRED                              END(#)                 FISCAL YEAR-END($)(1)
                                       ON           VALUE       ---------------------------   ---------------------------
                                  EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                  ------------   ------------   -----------   -------------   -----------   -------------
Wayne T. Smith..................        --          $   --            --        1,000,000       $    --      $22,000,000
W. Larry Cash...................        --              --            --          700,000            --       15,400,000
David L. Miller.................     1,598          33,874         1,765          305,044        49,438        6,741,282
Gary D. Newsome.................     1,598          33,874         1,765          305,044        49,438        6,741,282
Michael T. Portacci.............        --              --         5,044          303,363       141,282        6,694,198

------------------------

(1) Sets forth values for options that represent the positive spread between the respective exercise prices of outstanding stock options based on the closing price of our common stock on the NYSE on December 29, 2000, which was $35.00 per share.

EMPLOYMENT ARRANGEMENTS

    There are no written employment contracts with any of our executive officers. The stockholders' agreements, to which each of our executive officers is bound, contain certain forfeiture provisions in the event the person engages in prohibited conduct, including certain competitive activities. The stockholders agreement, as well as the stock option agreements, provide for full and immediate vesting in the event of a change of control transaction (as defined under each such agreement). Under Company policy, our executive officers are entitled to severance compensation in the event they are terminated without cause; the compensation ranges from 12 to 24 months of base salary depending on benefit category, length of employment and reason for termination.

   REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2000 EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for determining compensation for our executive officers including compensation plans, grants of stock options and other benefits under the employee benefit plans and general review of our employee compensation policy. Each member of the Compensation Committee is an outside director. No member of the Compensation Committee is a current or former employee or officer of the Company or any of its affiliates. Pursuant to certain rules of the Securities and Exchange Commission designed to enhance disclosure of corporate policies toward executive compensation, set forth below is a report submitted by the Compensation Committee.

    It is the policy of the Compensation Committee to provide attractive compensation packages to executive management to motivate them to devote their full energies to our success, to reward them for their services and to align the interests of senior management with the interests of stockholders. Our executive compensation packages are comprised primarily of base salaries, annual cash bonuses and stock options.

    In general, the level of base salary is intended to provide appropriate basic pay to executive management taking into account their historical contribution to our success, each person's unique value and the recommendation of the Chief Executive Officer. Annual increases to base salary are determined by assessing each executive's annual performance and increases in the competitive pay levels while taking into consideration the salary budget for the Company. Cash bonuses are based on the achievement of specific financial and operating objectives such as targeted results for EBITDA, net revenue, bad debts, cash receipts, and others. Each executive is assigned a target bonus, which is expressed as a percentage of base salary. Target bonuses vary in relation to each executive's responsibilities. Cash bonuses are paid based on the achievement of individual objectives considered along with the performance of the Company as a whole. All of the Company's executive officers are participants in the bonus program. The Company also uses stock options, which increase in value only if our common stock increases in value and which terminate a short time after an executive separates employment, as a means of long-term incentive compensation. The Compensation Committee determines the number of stock options granted to our executive officers and other employees on an individual, discretionary basis in consideration of the Company's financial performance and each recipient's performance, contributions and responsibilities without assigning specific weight to any of these factors.

    Mr. Wayne T. Smith, our Chairman, President and CEO receives an annual base salary subject to the approval by the Compensation Committee. Mr. Smith's base salary for fiscal 2000 amounted to $500,000. Mr. Smith also receives a bonus of up to 100% of his annual salary based on the achievement of performance and growth objectives of the Company. For 2000, Mr. Smith's bonus was $450,000. At the time of the Company's initial public offering, Mr. Smith received a grant of stock options to purchase 1,000,000 shares of the Company's common stock. The Compensation Committee believes that Mr. Smith's base salary is fixed at a level which is below the amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and proven results at other companies of similar size engaged in the health care industry. In evaluating Mr. Smith's performance and setting the bonus and stock option grant, the Compensation Committee has taken particular note of Mr. Smith's outstanding leadership in growing the Company's net revenue and profitability over the last several years. In addition, the Compensation Committee considered Mr. Smith's leadership in the Company's acquisition of seven hospitals during 2000, the successful completion of the Company's initial public offering and secondary offering, as well as a substantial increase in the Company's stockholder value.

    The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act") generally provides that publicly held corporations will only be able to deduct, for income tax purposes, compensation paid to the chief executive officer or any of the four most highly paid senior executive officers in excess of one million dollars per year if it is paid pursuant to qualifying performance-based compensation plans approved by the stockholders. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. The Compensation Committee believes that all compensation earned by our officers during fiscal 2000 qualified for deductibility under Section 162(m) of the Internal Revenue Code. The Compensation Committee intends to consider, on a case by case basis, how the Budget Act will affect our compensation plans and contractual and discretionary compensation.

    The report is respectfully submitted by the Compensation Committee of the Board of Directors.

                                          Michael A Miles, Chairman
                                          J. Anthony Forstmann

    The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 ("Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

RELATIONSHIPS AND CERTAIN TRANSACTIONS BETWEEN COMMUNITY HEALTH SYSTEMS, INC. AND ITS OFFICERS, DIRECTORS AND 5% BENEFICIAL OWNERS AND THEIR FAMILY MEMBERS

    In July 1996, we were formed by two Forstmann Little partnerships and members of our management to acquire CHS/Community Health Systems, Inc., which was then a publicly owned company named Community Health Systems, Inc. We financed the acquisition by issuing our common stock to the Forstmann Little partnerships and members of management, by incurring indebtedness under credit facilities, and by issuing an aggregate of $500 million of subordinated debentures to one of the Forstmann Little partnerships, Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P. ("MBO-VI"). MBO-VI immediately distributed the subordinated debentures to its limited partners. The subordinated debentures are our general senior subordinated obligations, are not subject to mandatory redemption and mature in three equal annual installments beginning June 30, 2007, with the final payment due on June 30, 2009. The debentures bear interest at a fixed rate of 7.50% which is payable semi-annually in January and July. The balance of debentures outstanding at December 31, 2000 was $500 million. Total interest expense for the debentures was $37.5 million for each of the years ended December 31, 1998, 1999 and 2000.

    We have engaged Greenwood Marketing and Management Services to provide oversight for our Senior Circle Association, which is a community affinity organization with local chapters sponsored by each of our hospitals. Greenwood Marketing and Management is a company owned and operated by Anita Greenwood Cash, the spouse of W. Larry Cash. In 2000, we paid Greenwood Marketing and

Management Services $239,401 for marketing services, postage, magazines, handbooks, sales brochures, training manuals, and membership services.

    The Company employs Brad Cash, son of W. Larry Cash. In 2000, Brad Cash received compensation of $65,945 while serving as a financial analyst and assistant chief financial officer of one of our hospitals.

    The law firm of King & Spalding, of which Mr. Samuel A. Nunn is a partner, has in the past provided, and may continue to provide, legal services to us and our subsidiaries.

    We have used the services of Emprint Document Solutions, a company owned and operated by the sister and brother-in-law of Theodore J. Forstmann and J. Anthony Forstmann. In 2000, we paid Emprint Document Solutions $2,172,795 for printing services.

    The following executive officers of our company were indebted to us in amounts greater than $60,000 since January 1, 2000 under full recourse promissory notes. The notes were delivered in partial payment for the purchase of our common stock. The promissory notes are secured by the shares to which they relate. To the extent any of the persons named below sell any common shares in this offering, the notes require that the net proceeds received by such selling stockholders, after taxes, will be used to reduce the outstanding balances under these notes. The highest amounts outstanding under these notes since January 1, 2000 and the amounts outstanding at February 28, 2001 were as follows:

                                                       SINCE JANUARY 1,   AT FEBRUARY 28,
                                                             2000              2001         INTEREST RATE
                                                       ----------------   ---------------   -------------
W. Larry Cash........................................      $697,771           $60,192           6.84%
David L. Miller......................................       344,620            42,187           6.84%
Gary D. Newsome......................................       221,707            22,984           6.84%
Michael T. Portacci..................................        82,065                --           6.84%
John A. Fromhold.....................................       224,250            27,284           6.84%
Rachel A. Seifert....................................        72,157            58,520           6.84%

    In connection with the relocation of our corporate office from Houston to Nashville in May 1996, we lent $100,000 to Mr. T. Mark Buford, our Vice President and Corporate Controller. This loan was paid in full on December 13, 2000.

                          CORPORATE PERFORMANCE GRAPH

    The following graph sets forth the cumulative return on the Company's stock since June 9, 2000, that date on which the Company's stock commenced trading on the NYSE, as compared to cumulative return of the Standard & Poor's 500 Stock Index (S&P 500) and the cumulative return of the Standard & Poor's Health Care Index (S&P Health Care Index). The graph assumes an investment of $100 on
June 9, 2000 in our common stock and $100 invested at that time in each of the indexes and the reinvestment of dividends where applicable.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                6/9/00  9/30/00  12/31/00
Community Health Systems, Inc.     100   247.12    269.23
S&P Health Care Index              100   109.31    120.81
S&P 500                            100     98.6     90.62

                                                   6/9/00               9/30/00               12/31/00
                                                  --------              --------              --------
    Community Health Systems, Inc...............  $100.00               $247.12               $269.23
    S&P Health Care Index.......................  $100.00               $109.31               $120.81
    S&P 500.....................................  $100.00               $ 98.60               $ 90.62

               PROPOSAL 2--APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    We propose that the stockholders ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for 2001. We expect that representatives of Deloitte & Touche LLP will be present at the annual meeting and that they will be available to respond to appropriate questions submitted by stockholders at the meeting. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the year ended December 31, 2000 were $564,000 and $50,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Deloitte & Touche LLP did not render any professional services for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2000 were $2,448,000. Such amount included $1,550,000 related to professional services rendered by Deloitte & Touche LLP in connection with the Company's initial public offering that was completed in June 2000 and its secondary offering that was completed in November 2000. The audit committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

    Approval by the stockholders of the appointment of independent accountants is not required, but the Board believes that it is desirable to submit this matter to the stockholders. If holders of a majority of our common stock present and entitled to vote on the matter do not approve the selection of Deloitte & Touche LLP at the meeting, the selection of independent accountants will be reconsidered by the Board. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS.

                             AUDIT COMMITTEE REPORT

    The audit committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors, attached as Appendix A to this proxy statement. The Company's management is responsible for its internal accounting controls and the financial reporting process. The Company's independent accountants, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

    In keeping with that responsibility, the audit committee has reviewed and discussed the Company's audited consolidated financial statements with management. In addition, the audit committee has discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

    The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence.

    Based on the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management and the report of the independent accountants, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities Exchange Commission ("SEC").

    This report is respectfully submitted by the audit committee of the Board of Directors.

                                          Sheila P. Burke, Chairperson
                                          Michael A. Miles
                                          Dale F. Frey

                                 OTHER MATTERS

    The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

STOCKHOLDER PROPOSALS

    Our by-laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice generally must be delivered to or mailed and received at our principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely, notice by the stockholder must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. The by-laws also specify certain requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders. Any stockholder wishing to submit a proposal to be included in the proxy materials relating to the 2002 Annual Meeting of Stockholders must submit the proposal in writing no later than December 12, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own greater than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of copies of these reports that we have received and on representations from all reporting persons that no Form 5 report was required to be filed by them, we believe that during fiscal 2000, all our officers, directors and greater than 10% beneficial owners complied with all of their Section 16(a) filing requirements.

PROXY SOLICITATION

    The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by officers, directors and employees of the Company personally, by mail, or by telephone, facsimile transmission or other electronic means. On request, the Company will pay brokers and other persons holding shares of stock in their names or in those of their nominees for their reasonable expenses in sending soliciting material to, and seeking instructions from, their principals.

    It is important that you return the accompanying proxy card promptly. Therefore, whether or not you plan to attend the meeting in person, you are earnestly requested to mark, date, sign and return your proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw the proxy and vote your own shares.

MISCELLANEOUS

    As of the date of this proxy statement, the Board has not received notice of, and does not intend to propose, any other matters for stockholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgement.

                                          By Order of the Board of Directors,

                                          /s/ Rachel A. Seifert

                                          Rachel A. Seifert
                                          Senior Vice President, Secretary and
                                          General Counsel

Brentwood, Tennessee
April 10, 2001

                                   APPENDIX A
                         COMMUNITY HEALTH SYSTEMS, INC.
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

    The Board of Directors of Community Health Systems, Inc. (the "Company") has established an Audit and Compliance Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION

    The Committee shall be comprised of not less than three Directors who shall meet the requirements of the New York Stock Exchange. Committee membership shall be approved by the Board of Directors.

RESPONSIBILITY

    The Committee's responsibility is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies, reporting practices and compliance practices and procedures of the Company. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee.

ATTENDANCE

    Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management, the Director of Internal Audit, and representatives of the Independent Accountant to be present at meetings.

MINUTES OF MEETINGS

    Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.

SPECIFIC DUTIES

    The Committee is to:

    - Review with the Company's Management, the Independent Accountant, and the Director of Internal Audit, the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls and compliance practices and procedures.

    - Review the Committee's Charter annually, and update as appropriate.

    - Recommend to the Board of Directors the Independent Accountant to be selected (subject to ratification by the stockholders), evaluate the Independent Accountant, approve the compensation of the Independent Accountant, and review and approve any discharge of the Independent Accountant.

    - Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

    - Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, discuss such reports with the Independent Accountant, and if so determined by the Committee, recommend that the Board take appropriate action.

    - Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

    - Review with Management and the Director of Internal Audit the adequacy and the scope of the annual internal audit plan, and any significant audit findings.

    - Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

    - Review with Management and the Independent Accountant, upon completion of their audit, financial results for the year prior to their release to the public. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the year-end audit.

    - Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

    - Advise the Board with respect to the policies and procedures of the Corporate Compliance Program and any material reports or inquiries received from regulators or governmental agencies.

    - Review with the Corporate Compliance Officer all Board of Director reports made pursuant to the Corporate Compliance Agreement and the Corporate Compliance Program.

    - Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

    - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 annual meeting.

    - Perform such other functions as may be required by law, the Company's Restated Certificate of Incorporation or By-Laws, or the Board.

                         COMMUNITY HEALTH SYSTEMS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints Wayne T. Smith and Rachel A. Seifert, and each and any of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of Community Health Systems, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the J.P. Morgan, Chase & Co. Building, 11th floor Room C, located at 270 Park Avenue, New York, New York 10017 on Tuesday, May 22, 2001 at 8:30 A.M., local time, and at any adjournments or postponements thereof:

1.    Election of Directors.

      /_/ FOR all nominees listed below      /_/ WITHHOLD AUTHORITY to vote for
          (except as marked to the contrary).    all nominees listed below.

      INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.

      Robert J. Dole   J. Anthony Forstmann   Harvey Klein, M.D.   W. Larry Cash

2. Proposal to approve and ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

      /_/ FOR               /_/ AGAINST           /_/ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                            / FOLD AND DETACH HERE /
------------------------------------------------------------------------------

      This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy will be voted as specified by the undersigned. This Proxy revokes any prior Proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed Proxy will be voted FOR the election of the four named nominees for directors and, unless otherwise specified, FOR the other proposal listed herein and described in the accompanying Proxy Statement. The undersigned acknowledges receipt with this Proxy a copy of the Notice of Annual Meeting and Proxy Statement dated April 10, 2001, describing more fully the proposals set forth herein.

                               Dated: ____________________________________, 2001


                               -------------------------------------------------
                                           Signature of Stockholder

                               -------------------------------------------------
                                    Signature of Stockholder (if held jointly)

                               Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the Proxy signed by an officer of the corporation, indicating his/her title.